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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2002



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


         United States               333-74600            01-6209398
         -------------               ---------            ----------
(State or other Jurisdiction  (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                 Identification Numbers)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                             ----------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (302) 575-5000

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Item 5.  Other Events

         On April 30, 2002, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Manhattan Auto Owner Trust 2002-B (the "Issuer") pursuant to a Trust Agreement, dated as of April 30, 2002, between Chase USA and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

         On April 30, 2002, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to Section 3810 of Title 12 of the Delaware Code.

         Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee") executed on May 8, 2002, and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer, on May 9, 2002, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

                Exhibits

                4.1     Certificate of Trust of the Issuer.

                4.2     Trust Agreement pursuant to which the Issuer was formed.

                25.1 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (Registrant)


                                  By:  /s/ Andrew T. Semmelman
                                       --------------------------------
                                          Name: Andrew T. Semmelman
                                          Title: Vice President

Date:  May 28, 2002

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                                INDEX TO EXHIBITS




Exhibit Number          Exhibit
--------------          -------

4.1                     Certificate of Trust of the Issuer.

4.2                     Trust Agreement pursuant to which the Issuer was formed.

25.1                    Statement of the Indenture Trustee on Form
                        T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.